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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      Date of report (Date of earliest event reported): September 20, 2004


                   AMERICAN BUSINESS FINANCIAL SERVICES, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

         000-22474                                  87-0418807
  ------------------------             -----------------------------------
  (Commission File Number)             (I.R.S. Employer Identification No.)


                  100 Penn Square East, Philadelphia, PA 19107
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               (Address of Principal Executive Offices) (Zip Code)

                                  215-940-4000
               --------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
           -----------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         On September 20, 2004, American Business Financial Services, Inc., a Delaware corporation (the "Company"), and certain of its subsidiaries entered into Amendment No. 4, dated as of September 16, 2004 (the "Amendment") to the Sale and Servicing Agreement dated as of September 22, 2003 (the "Agreement") among ABFS Balapointe, Inc., as depositor, HomeAmerican Credit, Inc., d/b/a Upland Mortgage ("Upland"), American Business Mortgage Services, Inc. ("ABMS" together with Upland, the "Originators"), and American Business Credit, Inc., ABFS Mortgage Loan Warehouse Trust 2003-1, as trust, American Business Financial Services, Inc., as sponsor, JPMorgan Chase Bank, as indenture trustee and JPMorgan Chase Bank, as collateral agent. The Amendment extends the scheduled expiration date of the Company's $200.0 million credit facility described in the Agreement from September 21, 2004 to September 30, 2004, subject to earlier termination upon the occurrence of any of the specified events or conditions described in the facility documents. The effect of the Amendment is to allow the Company to continue to obtain funds under this facility, subject to its terms, as described above.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS


(a)      Financial Statements of Businesses Acquired

                  None.

(b)      Pro-forma Financial Information

                  None.

(c)      Exhibits

                  The following exhibit is filed herewith:

Exhibit
Number            Description
-------           ------------


10.1 Amendment No. 4 dated as of September 16, 2004, to Sale and Servicing Agreement, among ABFS Balapointe, Inc., as depositor, HomeAmerican Credit, Inc., d/b/a Upland Mortgage ("Upland"), American Business Mortgage Services, Inc. ("ABMS" together with Upland, the "Originators"), and American Business Credit, Inc., ABFS Mortgage Loan Warehouse Trust 2003-1, as trust, American Business Financial Services, Inc., as sponsor, JP Morgan Chase Bank, as indenture trustee, JPMorgan Chase Bank, as collateral agent, and JPMorgan Chase Bank, as note purchaser.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 21, 2004

                        AMERICAN BUSINESS FINANCIAL SERVICES, INC.


                            By:      /s/ Stephen M. Giroux
                                     ------------------------------------------
                            Name:    Stephen M. Giroux
                            Title:   Executive Vice President, General Counsel
                                     and Secretary



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                                  EXHIBIT INDEX
                                  -------------


Exhibit
Number            Description
-------           -----------

10.1 Amendment No. 4 dated as of September 16, 2004, to Sale and Servicing Agreement, among ABFS Balapointe, Inc., as depositor, HomeAmerican Credit, Inc., d/b/a Upland Mortgage ("Upland"), American Business Mortgage Services, Inc. ("ABMS" together with Upland, the "Originators"), and American Business Credit, Inc., ABFS Mortgage Loan Warehouse Trust 2003-1, as trust, American Business Financial Services, Inc., as sponsor, JP Morgan Chase Bank, as indenture trustee, JPMorgan Chase Bank, as collateral agent, and JPMorgan Chase Bank, as note purchaser.


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